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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ____________________


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                 June 19, 2000
                       (Date of earliest event reported)


                          VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-12338                                            63-1097283
 (Commission File No.)                        (IRS Employer Identification No.)

 3760 River Run Drive                                       35243
  Birmingham, Alabama                                     (Zip Code)
 (Address of principal
  executive offices)


                                 (205)970-7000
              (Registrant's telephone number, including area code)

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Item 5.   Other Events.

     On June 15, 2000, the Board of Directors of Vesta Insurance Group, Inc. (the "Company") declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share, of the Company (the "Common Shares"). The dividend was paid on June 19, 2000 (the "Record Date") to the stockholders of record on that date. On June 19, 2000, the Company issued a press release, a copy of which is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference, relating to these Rights.

     The description and terms of the Rights are set forth in an Agreement (the "Agreement") between the Company and First Chicago Trust Company, as Rights Agent, which Agreement is attached as Exhibit 4.1 to the Form 8-A also filed by the Company on June 21, 2000.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit No.         Description of Document
          ----------          -----------------------

          99.1 Press release dated June 19, 2000 issued by the registrant.


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of June 21, 2000.

                                    VESTA INSURANCE GROUP, INC.


                                    /s/ Norman W. Gayle III
                                    --------------------------
                                    By: Norman W. Gayle III
                                    Its: President and Chief Executive Officer

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